                  SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, DC 20549

                               FORM 8-K

                       Current Report Pursuant
                    to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

  Date of report (Date of earliest event reported) November 19, 1996

                        Brunswick Corporation
        (Exact Name of Registrant as Specific in Its Charter)

                               Delaware
            (State or Other Jurisdiction of Incorporation)

          1-1043                             36-0848180
(Commission File Number)   (I.R.S. Employer Identification No.)

        1 North Field Court, Lake Forest, Illinois  60045-4811
         (Address of Principal Executive Offices) (Zip Code)

                            (847) 735-4700
         (Registrant's Telephone Number, Including Area Code)


    (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events

     On November 19, 1996, Brunswick Corporation announced that it had signed a definitive agreement to acquire Igloo Holdings, Inc.
A copy of the press release is Exhibit 1 to this current report on Form 8-K.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.              Exhibit

    1                    Press release announcing agreement for
                         Brunswick Corporation to acquire Igloo
                         Holdings, Inc.

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                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   BRUNSWICK CORPORATION



DATE:  November 19, 1996              By:/s/Peter B. Hamiliton
                                      Name:  Peter B. Hamilton
                                      Title: Senior Vice President
                                              and
                                             Chief Financial Officer
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                            EXHIBIT INDEX

Exhibit
No.          Exhibit
  1           Press release announcing agreement
              for Brunswick Corporation to acquire
              Igloo Holdings, Inc.

Exhibit 1


BRUNSWICK TO ACQUIRE IGLOO COOLERS

Kathryn J. Chieger, Vice President-Investor Relations,
 847-735-4612
Ross H. Stemer, Director-Public Relations,
 847-735-4851

                                   For Immediate Release

     LAKE FOREST, Illinois, November 19, 1996 -- Brunswick Corporation (NYSE: BC) will soon add another leading brand to its growing lineup of active recreation consumer products. The Company announced today that it has signed a definitive agreement to acquire privately-held Igloo Holdings, Inc. for approximately $154 million in cash. Headquartered in Houston, Texas, Igloo is the market leader in ice chests, beverage coolers and thermoelectric cooler/warmer products.
     "Our customers are active recreation enthusiasts, and our objective is to provide the high-quality, market-leading products that make their recreational time more enjoyable," said Brunswick Chairman and C.E.O. Peter N. Larson. "Igloo, well known for quality construction, innovative products and visual appeal, fills the only major gap in our American Camper and Remington camping equipment lines. Moreover, Igloo ice chests and beverage coolers are found wherever people enjoy fishing, biking and pleasure boating, making them a perfect complement to our other active outdoor recreation products."
     With annual sales of approximately $150 million, Igloo will be part of the Tulsa, Oklahoma-based Brunswick Outdoor Recreation Group reporting to Jim W. Dawson, President of the Group. In addition to American Camper, other units in this group are Roadmaster bicycles and Zebco fishing tackle. Completion of the transaction, scheduled for early 1997, is subject to customary closing conditions.
     Headquartered in Lake Forest, Illinois, Brunswick Corporation is a multinational company serving outdoor and indoor active recreation markets with consumer products that include Zebco and Quantum fishing reels and reel/rod combinations; American Camper and Remington camping gear; Roadmaster bicycles; Brunswick bowling centers, equipment and consumer products; Brunswick billiards tables; Sea Ray and Bayliner pleasure boats; Boston Whaler offshore fishing boats; Mercury, Mariner and Force outboard engines and MerCruiser stern drives and inboard engines.